EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DealerTrack Holdings, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Mark F. O’Neil, Chief Executive Officer of the Company, and Robert J. Cox, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Mark F. O’Neil
Mark F. O’Neil
Chairman, President and
Chief Executive Officer

/s/  Robert J. Cox III
Robert J. Cox III
Senior Vice President,
Chief Financial Officer and Treasurer

Dated: March 16, 2007